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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 22, 2001



                            CENTURY BANCSHARES, INC.
               (Exact Name of Registrant as Specified in Charter)


                   DELAWARE                            0-16234                            52-1489098
        (State or Other Jurisdiction of        (Commission File Number)                 (IRS Employer
                Incorporation)                                                       Identification No.)



  1275 PENNSYLVANIA AVENUE, N.W., WASHINGTON, DC                                            20004
    (Address of Principal Executive Offices)                                              (Zip Code)




       Registrant's telephone number, including area code: (202) 496-4000


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ITEM 5.           OTHER EVENTS.

                  Century Bancshares, Inc. made the press release attached hereto as Exhibit 99.1 on October 22, 2001.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)    Exhibits.

                The following material is filed as an exhibit to this Current Report on Form 8-K.

         Exhibit
         Number              Description
         ------              -----------

          99.1               Press Release dated October 22, 2001.




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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CENTURY BANCSHARES, INC.


Dated:  October 22, 2001                      By: /s/ JOSEPH S. BRACEWELL
                                                  -----------------------------
                                                      Joseph S. Bracewell
                                                      President




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                                  EXHIBIT INDEX

Exhibit
Number                  Description
------                  -----------

99.1                    Press Release dated October 22, 2001.




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